UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 17, 2011

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	22-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e– 4(c))

Item 8.01.	Other Events.

On June 17, 2011, Graham Packaging Company Inc. (“Graham Packaging”), the parent company of the registrant, issued a press release announcing the signing of a definitive merger agreement, and an amendment thereto, under which Graham Packaging will be acquired by Reynolds Group Holdings Limited (“Reynolds”) in an all-cash transaction for $25.50 per share, or a total of approximately $4.5 billion including assumed indebtedness.

A copy of the press release is included herein as Exhibit 99.1 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of Graham Packaging concerning the proposed merger of Graham Packaging with Reynolds and other future events and their potential effects on Graham Packaging. Such statements are based upon the current beliefs and expectations of our management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risks relating to the merger, many of which are beyond our control.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger transaction involving Reynolds and Graham Packaging, Graham Packaging will prepare an information statement for the stockholders of Graham Packaging to be filed with the Securities and Exchange Commission (the “SEC”) and Graham Packaging plans to file other documents with the SEC regarding the proposed merger transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, GRAHAM PACKAGING’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE INFORMATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders may obtain, without charge, a copy of the information statement, as well as other relevant documents containing important information about Graham Packaging at the SEC’s website (http://www.sec.gov). Graham Packaging’s stockholders will also be able to obtain, without charge, a copy of the information statement and other relevant documents when they become available by directing a request by mail or telephone to Graham Packaging, 2401 Pleasant Valley Road, York, PA 17402, Attention: Investor Relations, (717) 771-3220. Information about Graham Packaging’s directors and executive officers and other persons who may be participants in the solicitation of proxies from Graham Packaging’s stockholders is set forth in Graham Packaging’s annual report on Form 10-K for the fiscal year ended December 31, 2010 and Graham Packaging’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on Schedule 14A on April 30, 2010.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated June 17, 2011 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Graham Packaging on June 17, 2011).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GRAHAM PACKAGING HOLDINGS COMPANY

Date: June 20, 2011	By:	/S/ MICHAEL L. KORNICZKY
	Name:	Michael L. Korniczky
	Title:	Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release, dated June 17, 2011 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on June 17, 2011).